Delaware Group Equity Funds IV

Delaware Global Equity Fund
(the “Fund”)
Supplement to the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”), each dated January 30, 2023, as amended

Changes Effective Immediately

Effective immediately, the following language is added to the beginning of the first paragraph of the section of the Fund’s summary prospectus entitled “What are the Fund’s principal investment strategies?” and the section of the Fund’s statutory prospectus entitled “Fund summaries – Delaware Global Equity Fund – What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

Effective immediately, the following language is added to the beginning of the first paragraph of the section of the Fund’s statutory prospectus entitled “How we manage the Funds – Our principal investment strategies – Delaware Global Equity Fund”:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities (80% policy). The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

Changes Effective August 31, 2023

Effective August 31, 2023, Charles (Trey) Schorgl is added as an additional portfolio manager of the Fund and will serve as a portfolio manager of the Fund with Aditya Kapoor and Charles John. References to any other portfolio managers of the Fund in the Fund’s summary prospectus, statutory prospectus, or SAI are removed.

Effective August 31, 2023, the following is added to the information in the section of the Fund’s summary prospectus entitled “Who manages the Fund? – Investment Manager” and the section of the Fund’s statutory prospectus entitled “Fund summaries – Delaware Global Equity Fund – Who manages the Fund? – Investment Manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Charles (Trey) Schorgl	Managing Director, Senior Portfolio Manager	August 2023

Effective August 31, 2023, the first sentence of the section of the Fund’s statutory prospectus entitled "Who manages the Funds – Portfolio managers – Delaware Global Equity Fund" is deleted in its entirety and is replaced with:

Aditya Kapoor, Charles John and Charles (Trey) Schorgl have primary responsibility for making the day-to-day investment decisions for Delaware Global Equity Fund.

Effective August 31, 2023, the following is added to the section of the Fund’s statutory prospectus entitled “Who manages the Funds – Portfolio managers – Delaware Global Equity Fund”:

Charles (Trey) Schorgl, CFA Managing Director, Senior Portfolio Manager
Trey Schorgl is a Senior Portfolio Manager for Macquarie Asset Management's (MAM's) Ivy Global Equity

Team, where he is responsible for the day-to-day investment decisions of the strategy. He joined MAM as part of Delaware Funds that were involved in a transaction that closed on April 30, 2021. He joined Ivy Investments in November 2014 as an equity analyst. He was appointed assistant vice president in 2019. Prior to joining Ivy Investments, he was an equity analyst with Balyasny Asset Management in New York. Prior to that, he was an equity research associate with Credit Suisse in New York. He graduated cum laude from Texas Christian University with a double major in finance and accounting. He is a member of the CFA Institute and the CFA Society of Kansas City.

Effective August 31, 2023, the following information as of July 31, 2023, is added to the section of the Fund’s SAI entitled "Portfolio Managers – Other Accounts Managed":

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Charles John
Registered Investment Companies	4	$2.6 billion	0	$0
Other Pooled Investment Vehicles	1	$10.8 million	0	$0
Other Accounts	1	$0.7 million	0	$0
Aditya Kapoor
Registered Investment Companies	4	$2.6 billion	0	$0
Other Pooled Investment Vehicles	1	$10.8 million	0	$0
Other Accounts	1	$0.7 million	0	$0
Charles (Trey) Schorgl
Registered Investment Companies	4	$2.6 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Effective August 31, 2023, the sections of the Fund’s SAI entitled "Portfolio Managers – Compensation Structure – Bonus – International Value Equity Portfolio Manager (Gowlland)” and “Portfolio Managers – Compensation Structure –Bonus – Global Value Equity Portfolio Managers (Hansen, Petersen, Annerstedt, Jensen, Juul)” are deleted in their entirety and replaced with:

Bonus – John, Kapoor, Schorgl. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Changes Effective October 31, 2023

Effective October 31, 2023, the Fund will change its benchmark index from the MSCI World Index to the MSCI ACWI (All Country World Index) Index.

Effective October 31, 2023, the second and third paragraphs in the section of the Fund’s summary prospectus entitled “What are the Fund’s principal investment strategies?” and of the section of the Fund’s statutory prospectus entitled “Fund summaries – Delaware Global Equity Fund – What are the Fund’s principal investment strategies?” are deleted in their entirety and are replaced with:

Under normal circumstances, the Fund invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Fund may invest up to 80% of its total assets in foreign securities, including securities denominated in currencies other than the US dollar. The Fund may invest up to 20% of its net assets in emerging markets securities.

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt and relative margin instability. Mispricings occur when shorter term market fluctuations lead to a discount between a stock’s price and its fair value. Fair value is derived from such factors as the long term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and ability to gain market share from competitors.

Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

As an overlay to its bottom-up analysis, the Manager may consider factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk and currency risk. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened or its margin and/or its valuation appears unsustainable, if it believes there are macro-economic factors that override a company’s fundamentals, and/or there exists political or economic instability in the issuer’s country. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Effective October 31, 2023, the following risk disclosures are added to the section of the Fund’s summary prospectus entitled “What are the principal risks of investing in the Fund?” and the section of the Fund’s statutory prospectus entitled “Fund summaries – Delaware Global Equity Fund – What are the principal risks of investing in the Fund?”:

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Effective October 31, 2023, the second and third paragraphs in the section of the Fund’s statutory prospectus entitled "How we manage the Funds – Our principal investment strategies – Delaware Global Equity Fund" are deleted in their entirety and are replaced with:

Under normal circumstances, the Fund invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Fund may invest up to 80% of its total assets in foreign securities, including securities denominated in currencies other than the US dollar. The Fund may invest up to 20% of its net assets in emerging markets securities.

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt and relative margin instability. Mispricings occur when shorter term market fluctuations lead to a discount between a stock's price and its fair value. Fair value is derived from such factors as the long term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and ability to gain market share from competitors.

Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

As an overlay to its bottom-up analysis, the Manager may consider factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk and currency risk. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened or its margin and/or its valuation appears unsustainable, if it believes there are macro-economic factors that override a company’s fundamentals, and/or there exists political or economic instability in the issuer’s country. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use options, total return swaps or other derivatives. The Fund may use derivatives in an attempt to hedge broad or specific equity market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas or to otherwise manage the risks of the Fund’s investments. In an effort to manage foreign currency exposure, the Fund may use forward currency contracts to either increase or decrease exposure to a given currency.

In addition, the Fund may invest in “A-shares” of certain Chinese companies ‑ which otherwise are not eligible to be directly purchased by US mutual funds ‑ through various trading programs with Chinese-based stock exchanges.

Effective October 31, 2023, the following risk disclosures are added to the section of the Fund’s statutory prospectus entitled "How we manage the Funds – The risks of investing in the Funds – Delaware Global Equity Fund":

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: The Fund may invest up to 20% of its net assets in emerging markets securities. To the extent that the Fund invests in emerging markets, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or issuer. However, there is no way to eliminate emerging markets risk when investing internationally in emerging markets.

Currency risk

Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The Manager may try to hedge the Fund’s currency risk by purchasing forward foreign currency contracts. If the Fund agrees to purchase or sell foreign securities at a preset price on a future date, the Manager may attempt to protect the value of a security the Fund owns from future changes in currency exchange rates. If the Fund has agreed to purchase or sell a security, the Fund may also use forward foreign currency contracts to “lock in” the security’s price in terms of US dollars or another applicable currency. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the Manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund’s taxable income or gains. A fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund’s securities. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that a fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income. The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The Manager seeks to minimize this risk by considering the creditworthiness of all counterparties before the Fund enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2023.